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                                   FORM 8-K
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Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

Date of Report (Date of earliest event reported):    April 23, 1998
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             First Capital Insured Real Estate Limited Partnership
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             (Exact name of registrant as specified in its charter)

         Illinois                   0-17610                  36-3525946
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(State or other jurisdiction      (Commission       (IRS Employer Identification
     of incorporation)            File Number)                 Number)

            2 North Riverside Plaza, Suite 1000, Chicago, IL 60606
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                   (Address of principal executive offices)


Registrant's telephone, including area code:         (312) 207-0020
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         (Former name or former address, if changed since last report)


This document consists of 3 pages.
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ITEM 5. OTHER EVENT
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       As a result of the sale of all Partnership properties and investments, the Partnership has been terminated. The General Partner has commenced the winding up of the Partnership and has caused the certificate of limited partnership of the partnership to be cancelled. In connection therewith, immediately following the filing of this Current Report on Form 8-K, the General Partner intends to apply to the Securities and Exchange Commission to terminate the registration of the Limited Partnership Assignee Units of the Partnership under the Securities Exchange Act of 1934, as amended.

       Immediately prior to the filing of this Current Report on Form 8-K, the Partnership's assets consisted solely of cash of $339,000 and certain contingent claims (which are immaterial in amount) against tenants of properties formerly owned by the Partnership. These assets are to be utilized to satisfy liabilities of the Partnership ("Recorded Liabilities") which, as of the date of the filing of this Current Report on Form 8-K, totaled $242,200, and for the payment of expected future wind up expenses and all contingent and unforeseen obligations (collectively "Liquidation Costs"). Accordingly, as of the date of the filing of this Current Report on Form 8-K, the Partnership has remitted its assets to the General Partner, who in turn, has assumed the Recorded Liabilities as well as Liquidation Costs. In the event that the Recorded Liabilities and Liquidation Costs exceed the sum of the amount paid to the General Partner in cash plus the amounts, if any, ultimately recovered on the assigned claims, the excess amount will be paid by the General Partner out of its own funds. Conversely, if the Recorded Liabilities and Liquidation Costs are less than the cash payment to the General Partner plus any amounts recovered from the claims, the General Partner will retain the excess amount.

       The General Partner will provide final income tax information to all Holders as soon as practicable after winding up all of the Partnership's affairs.
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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRST CAPITAL INSURED REAL ESTATE
                                    LIMITED PARTNERSHIP


                                    By:  First Capital Financial Corporation
                                         as General Partner

DATE April 23, 1998                 By   /s/ Norman M. Field
     __________________________          ______________________________________
                                         Norman M. Field
                                         Vice President, Treasurer